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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

     We, the undersigned directors of the Sandy Spring Bancorp, Inc.(the "Registrant"), hereby severally constitute and appoint Hunter R. Hollar our true and lawful attorney and agent, to do any and all things in our names in the capacities indicated below which said person may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the preparation and filing of a registration statement on Form S-3 and the registration and sale of the securities described therein under the federal securities laws and the laws of the various states, including specifically, but not limited to, power and authority to sign for us in our names in the capacities indicated below such registration statement; and we hereby approve, ratify and confirm all that said person shall do or cause to be done by virtue thereof.

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
   Signature                   Title                               Date

/s/ John Chirtea               Director                            August 27, 1997
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John Chirtea

/s/ Susan D. Goff              Director                            August 27, 1997
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Susan D. Goff

/s/ Solomon Graham             Director                            August 27, 1997
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Solomon Graham

/s/ Joyce R. Hawkins           Director                            August 27, 1997
-----------------------------
Joyce R. Hawkins

/s/ Thomas O. Keech            Director                            August 27, 1997
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Thomas O. Keech

/s/ Charles F. Mess            Director                            August 27, 1997
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Charles F. Mess

/s/ Robert L. Mitchell         Director                            August 27, 1997
-----------------------------
Robert L. Mitchell

/s/ Robert L. Orndorff, Jr.    Director                            August 27, 1997
-----------------------------
Robert L. Orndorff, Jr.

/s/ David E. Rippeon           Director                            August 27, 1997
-----------------------------
David E. Rippeon

/s/ Lewis R. Schumann          Director                            August 27, 1997
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Lewis R. Schumann

/s/ W. Drew Stabler            Chairman of the Board and Director  August  27, 1997
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 W. Drew Stabler
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